KEYSTONE SMALL COMPANY
GROWTH FUND II
PROSPECTUS DECEMBER 10, 1996
AS SUPPLEMENTED  DECEMBER 11, 1996

CLASS Y

     Keystone Small Company Growth Fund II (the "Fund") seeks to provide long-term growth of capital.

     This prospectus provides information regarding the Fund's Class Y shares, which the Fund will begin offering January 2, 1997. Information on share classes may be found in the "Fund Shares" section of this prospectus.

     This prospectus concisely states information about the Fund that you should know before investing. Please read it and retain it for future reference.

     Additional information about the Fund is contained in a statement of additional information dated December 10, 1996, as supplemented December 11, 1996, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number provided on this page.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

KEYSTONE SMALL COMPANY GROWTH FUND II
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116-5034
CALL TOLL FREE 1-800-343-2898

TABLE OF CONTENTS
                                                                            Page
Expense Information                                                          2
Financial Highlights                                                         3
The Fund                                                                     6
Investment Objective and Policies                                            6
Investment Restrictions                                                      7
Risk Factors                                                                 7
Pricing Shares                                                               8
Dividends and Taxes                                                          9
Fund Management and Expenses                                                 9
How to Buy Shares                                                           12
How to Redeem Shares                                                        13
Shareholder Services                                                        15
Performance Data                                                            16
Fund Shares                                                                 17
Additional Information                                                      18
Additional Investment Information                                          (i)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             EXPENSE INFORMATION

                    KEYSTONE SMALL COMPANY GROWTH FUND II

    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in Class Y shares of the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses;'" "How to Buy Shares;'" and "Shareholder Services."

                                                                                                CLASS Y SHARES
                                                                                                   NO LOAD
                                                                                                  OPTION(1)
                                                                                               ----------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases .......................................................      None
  (as a percentage of offering price)
Deferred Sales Load ...........................................................................      None
  (as a percentage of original purchase price or redemption proceeds, as applicable)
Exchange Fee ..................................................................................      None

ANNUAL FUND OPERATING EXPENSES(2)
  (as a percentage of average net assets)
Management Fees ...............................................................................      0.70%
12b-1 Fees ....................................................................................      None
Other Expenses ................................................................................      1.00%
                                                                                                     ----
Total Fund Operating Expenses .................................................................      1.70%
                                                                                                     ====

EXAMPLES(3)                                                                               1 YEAR     3 YEARS
                                                                                          ------     -------

You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each period:
    Class Y .......................................................................        $ 17        $ 54

You would pay the following expenses on the same investment, assuming no redemption at the end of each period:

    Class Y .......................................................................        $ 17        $ 54

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL
EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
----------
(1)   Class Y shares are only available to certain investors through broker-dealers who have entered into special distribution agreements with Evergreen Keystone Distributor, Inc., the Fund's principal underwriter. See "How to Buy Shares."

(2)   Expense ratio is estimated for the Fund's fiscal year ending May 31, 1997. Total Fund Operating
      Expenses include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio for
      Class Y shares is expected to be 1.68%. The Fund also offers Class A, B and C shares which have different expenses and sales charges.

(3)   The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.

                             FINANCIAL HIGHLIGHTS

                    KEYSTONE SMALL COMPANY GROWTH FUND II
                                CLASS A SHARES

               (For a share outstanding throughout the period)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                              FEBRUARY 21, 1996
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                                MAY 31, 1996
--------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD  .....................        $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ......................................          (0.02)
Net realized and unrealized gain on investments ..........           1.17
--------------------------------------------------------------------------------
Total from investment operations .........................           1.15
--------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD ............................        $ 11.15
--------------------------------------------------------------------------------
TOTAL RETURN (b) .........................................          11.50%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses .........................................           2.10%(a)(c)
  Total expenses excluding reimbursement .................           3.70%(c)
  Net investment loss ....................................          (1.41%)(c)
Portfolio turnover rate ..................................             13%
AVERAGE COMMISSION RATE PAID .............................        $0.0607
--------------------------------------------------------------------------------
NET ASSETS END OF PERIOD (THOUSANDS) .....................        $ 8,201
--------------------------------------------------------------------------------
(a) "Ratio of total expenses to average net assets" for the period ended May
    31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.95%.
(b) Excluding applicable sales charges.
(c) Annualized.

                             FINANCIAL HIGHLIGHTS

                    KEYSTONE SMALL COMPANY GROWTH FUND II
                                CLASS B SHARES

               (For a share outstanding throughout the period)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                              FEBRUARY 21, 1996
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                                MAY 31, 1996
--------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD  .....................        $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ......................................          (0.03)
Net realized and unrealized gain on investments ..........           1.15
--------------------------------------------------------------------------------
Total from investment operations .........................           1.12
--------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD ............................        $ 11.12
--------------------------------------------------------------------------------
TOTAL RETURN (b) .........................................          11.20%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses .........................................           2.85%(a)(c)
  Total expenses excluding reimbursement .................           4.45%(c)
  Net investment loss ....................................          (2.16%)(c)
Portfolio turnover rate ..................................             13%
AVERAGE COMMISSION RATE PAID .............................        $0.0607
--------------------------------------------------------------------------------
NET ASSETS END OF PERIOD (THOUSANDS) .....................        $12,487
--------------------------------------------------------------------------------

(a) "Ratio of total expenses to average net assets" for the period ended May 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.70%.
(b) Excluding applicable sales charges.
(c) Annualized.

                             FINANCIAL HIGHLIGHTS

                    KEYSTONE SMALL COMPANY GROWTH FUND II
                                CLASS C SHARES

               (For a share outstanding throughout the period)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are incorporated by reference into the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                              FEBRUARY 21, 1996
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                                MAY 31, 1996
--------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD  .....................        $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ......................................          (0.02)
Net realized and unrealized gain on investments ..........           1.14
--------------------------------------------------------------------------------
Total from investment operations .........................           1.12
--------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD ............................        $ 11.12
--------------------------------------------------------------------------------
TOTAL RETURN (b) .........................................          11.20%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses .........................................           2.85%(a)(c)
  Total expenses excluding reimbursement .................           4.44%(c)
  Net investment loss ....................................          (2.20%)(c)
Portfolio turnover rate ..................................             13%
AVERAGE COMMISSION RATE PAID .............................        $0.0607
--------------------------------------------------------------------------------
NET ASSETS END OF PERIOD (THOUSANDS) .....................        $ 8,315
--------------------------------------------------------------------------------

(a) "Ratio of total expenses to average net assets" for the period ended May 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.70%.
(b) Excluding applicable sales charges.
(c) Annualized.

THE FUND
  The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund was formed as a Massachusetts business trust on December 13, 1995. The Fund is one of more than thirty funds advised and managed by Keystone Investment Management Company ("Keystone"), the Fund's investment adviser.

INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE
  The Fund's investment objective is to provide shareholders with long-term growth of capital.

  The investment objective of the Fund is fundamental and may not be changed without the vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940 ("1940 Act")), which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares (a "1940 Act Majority").

  Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENTS
  The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with small market capitalizations. For this purpose, companies with small market capitalizations are those with market capitalizations of less than $1 billion ("small company") at the time of the Fund's investment. Companies whose capitalizations fall outside this range after the purchase continue to be considered small company for this purpose.

  While the Fund focuses on small company stocks, it may also invest in other types of securities, without regard to the market capitalization of the issuer and which may be listed on national exchanges or traded over the counter, including other common stocks, debt securities convertible into common stocks or having common stock characteristics, and rights and warrants to purchase common stocks.

  In addition to its other investment options, the Fund may invest in limited partnerships and up to 25% of its assets in foreign securities. The Fund does not currently intend to invest more than 5% of its assets in foreign securities.

OTHER ELIGIBLE INVESTMENTS
  When, in Keystone's opinion, market conditions warrant, the Fund may invest up to 100% of its assets for temporary or defensive purposes in money market instruments. Such instruments, which must mature within one year of their purchase, consist of United States ("U.S.") government securities; instruments, including certificates of deposit, demand and time deposits and bankers' acceptances, of banks that are members of the Federal Deposit Insurance Corporation and have at least $1 billion in assets as of the date of their most recently published financial statements, including U.S. branches of foreign banks and foreign branches of U.S. banks; and prime commercial paper, including master demand notes. When the Fund invests for defensive purposes, it seeks to limit the risk of loss of principal and is not pursuing its investment objective.

  The Fund may invest in restricted equity securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales by large institutional investors of securities not publicly traded in the U.S. The Fund may purchase Rule 144A securities when such securities present an attractive investment opportunity and otherwise meet the Fund's selection criteria. The Board of Trustees has adopted guidelines and procedures pursuant to which Keystone determines the liquidity of the Fund's Rule 144A securities. The Board monitors Keystone's implementation of such guidelines and procedures.

  At the present time, the Fund cannot accurately predict exactly how the market for Rule 144A securities will develop. A Rule 144A security that was readily marketable upon purchase may subsequently become illiquid. In such an event, the Board of Trustees will consider what action, if any, is appropriate.

  The Fund may enter into repurchase and reverse repurchase agreements, purchase and sell securities and currencies on a when-issued and delayed- delivery basis and purchase or sell securities on a forward commitment basis, write covered call and put options and purchase call and put options to close out existing positions and may employ new investment techniques with respect to such options. The Fund may also enter into currency and other financial futures contracts and related options transactions for hedging purposes and not for speculation. The Fund may employ new investment techniques with respect to such futures contracts and related options.

  For further information about the types of investments and investment techniques available to the Fund, including the associated risks, see the "Risk Factors" and "Additional Investment Information" sections of this prospectus and the statement of additional information.

INVESTMENT RESTRICTIONS
  The Fund has adopted the fundamental investment restrictions summarized below, which may not be changed without the vote of a 1940 Act Majority of the Fund's outstanding shares. These restrictions and certain other fundamental and nonfundamental restrictions are set forth in detail in the statement of additional information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value.

  Generally, the Fund may not do the following: (1) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. government securities), except that up to 25% of its total assets may be invested without regard to this limit; and (2) borrow, except from banks for temporary or emergency purposes, provided that immediately after any such borrowing there is asset coverage of at least 300% for all such borrowings, and the Fund may enter into reverse repurchase agreements.

  The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid, securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books and (2) limiting its holdings of such securities to 15% of net assets.

RISK FACTORS
  Like any investment, your investment in the Fund involves an element of risk. Before you buy shares of the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses. YOU CAN LOSE MONEY BY INVESTING IN THE FUND. YOUR INVESTMENT IS NOT GUARANTEED. A DECREASE IN THE VALUE OF THE FUND'S PORTFOLIO SECURITIES CAN RESULT IN A DECREASE IN THE VALUE OF YOUR INVESTMENT.

  By itself the Fund does not constitute a balanced investment program. The Fund is best suited for investors who can afford to maintain their investment over a relatively long period of time, and who are seeking a fund that is aggressive and has the potential for high returns. The Fund involves a high degree of risk and is not an appropriate investment for conservative investors who are seeking preservation of capital and/or income. You should take into account your own investment objectives as well as your other investments when considering an investment in the Fund.

  Certain risks related to the Fund are discussed below. In addition to the risks discussed in this section, specific risks, including risks of investing in foreign securities and derivatives, relating to individual securities or investment practices are discussed in "Additional Investment Information" and the statement of additional information.

  FUND RISKS. Investing in companies with small market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets and financial and management resources. These and other factors may make small company companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of small company companies may be thinly traded.

  A need for cash due to large liquidations from the Fund when the prices of small company stocks are declining could result in losses to the Fund.

  In addition, investing in the Fund involves the risk common to investing in any security, that is that the value of the securities held by the Fund will fluctuate in response to changes in economic conditions or public expectations about those securities. The net asset value of the Fund's shares will change accordingly.

  OTHER CONSIDERATIONS. The Fund, which normally invests at least 65% of its assets in small company stocks, does not, by itself, constitute a balanced investment plan. The Fund may be appropriate as part of an overall investment program. Investors may wish to consult their financial advisers when considering what portion of their total assets to invest in small company stocks.

PRICING SHARES
  The Fund computes its net asset value as of the close of trading (currently 4:00 p.m. eastern time) on each day that the New York Stock Exchange (the "Exchange") is open. However, the Fund does not compute its net asset value on days when changes in the value of the Fund's portfolio securities do not affect the current net asset value of its shares. The Exchange is currently closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share of the Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of its shares outstanding.

  Current values for the Fund's portfolio securities are generally determined as follows:

    1. securities that are traded on a national securities exchange or on the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or NMS prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Trustees;

    2. securities traded in the over-the-counter market, other than NMS, are valued at the mean of the bid and asked prices at the time of valuation;

    3. short-term investments having maturities of more than sixty days for which market quotations are readily available, are valued at current market value;

    4. short-term investments with initial or remaining maturities of sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

    5. short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and

    6. securities, including restricted securities, for which complete quotations are not readily available; listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

  Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Fund's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

DIVIDENDS AND TAXES
  The Fund has qualified and intends to continue to qualify as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year.

  If the Fund qualifies as a RIC and if it distributes substantially all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

  The Fund will make distributions from its net investment income and net capital gains, if any, at least annually.

  Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Fund distributions in the form of additional Class Y shares are made at net asset value.

  Dividends and distributions are taxable whether they are received in cash or in shares. Income dividends and net short-term gains dividends are taxable as ordinary income. Net long-term gains dividends are taxable as capital gains regardless of how long the Fund's shares are held. If Fund shares held for less than six months are sold at a loss, however, such loss will be treated for tax purposes as a long-term capital loss to the extent of any long-term capital gains dividends received. Any taxable dividend declared in October, November, or December to shareholders of record in such a month and paid by the following January 31 will be includable in the taxable income of the shareholder as if paid on December 31 of the year in which such dividend was declared. Dividends and distributions may also be subject to state and local taxes.

  The Fund advises its shareholders annually as to the federal tax status of all distributions made during the year.

FUND MANAGEMENT AND EXPENSES
BOARD OF TRUSTEES
  Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the general supervision of the Fund's Board of Trustees, Keystone provides investment advice, management and administrative services to the Fund.

INVESTMENT ADVISER
  Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("Keystone Investments"). Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone, its affiliates, and the Keystone Investments Families of Funds. Both Keystone and Keystone Investments are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  On December 11, 1996, Keystone Investments succeeded to the business of a corporation with the same name, but under different ownership. Keystone Investments is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the U.S. based on total assets as of September 30, 1996.

  First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the U.S. The Capital Management Group of FUNB ("CGM"), together with Lieber & Company and Evergreen Asset Management Corp. ("Evergreen Asset"), wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.

  Pursuant to its Investment Advisory and Management Agreement with the Fund (the "Advisory Agreement"), Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Fund and provides all necessary office space, facilities and equipment.

  The Fund currently pays Keystone a fee for its services at the annual rate set forth below:

                                                     AGGREGATE NET ASSET VALUE
MANAGEMENT                                                       OF THE SHARES
FEE                                                                OF THE FUND
------------------------------------------------------------------------------
0.70% of the first                                        $  100,000,000, plus
0.65% of the next                                         $  100,000,000, plus
0.60% of the next                                         $  100,000,000, plus
0.55% of the next                                         $  100,000,000, plus
0.50% of the next                                         $  100,000,000, plus
0.45% of the next                                         $  500,000,000, plus
0.40% of the next                                         $  500,000,000, plus
0.35% of amounts over                                     $1,500,000,000.

Keystone's fee is computed as of the close of business on each business day and payable daily.

  The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees or by vote of shareholders of the Fund. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Fund's Independent Trustees (Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Fund's Distribution Plans or any agreement related thereto) cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund or Keystone or may be terminated by a vote of shareholders of the Fund. The Advisory Agreement will terminate automatically upon its assignment.

PRINCIPAL UNDERWRITER
  Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of Furman Selz LLC ("Furman Selz"), which is not affiliated with First Union, is the Fund's principal underwriter (the "Principal Underwriter"). EKD replaces Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks, such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters or distributors of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions. Both EKD and Furman Selz are located at 230 Park Avenue, New York, New York 10169.

SUB-ADMINISTRATOR
  Furman Selz provides officers and certain administrative services to the Fund pursuant to a sub-administration agreement. For its services under that agreement, Furman Selz receives a fee from Keystone at the maximum annual rate of .01% of the average daily net assets of the Fund.

  It is expected that on or about January 2, 1997, Furman Selz will transfer EKD, and its related mutual fund distribution and administration business, to BISYS Group, Inc. ("BISYS"). At that time, BISYS will succeed as sub-administrator of the Fund. It is not expected that the acquisition of the mutual fund distribution and administration business by BISYS will affect the services currently provided by EKD or Furman Selz.

PORTFOLIO MANAGER
  J. Gary Craven has been the Fund's Portfolio Manager since November 1996. Mr. Craven is currently a Keystone Senior Vice President and Group Leader for the small cap equity area. Mr. Craven has been an investment professional since 1987.


FUND EXPENSES
  The Fund pays all of its expenses. In addition to the investment advisory fees discussed in this prospectus, the principal expenses that the Fund is expected to pay include, but are not limited to, expenses of its Independent Trustees; transfer, dividend disbursing, and shareholder servicing agent expenses; custodian expenses; fees of its independent auditors; fees of legal counsel to the Fund and to its Independent Trustees; fees payable to government agencies, including registration and qualification fees attributable to the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses for the Class A, B and C shares. The Fund also pays its brokerage commissions, interest charges, and taxes.

  For the fiscal period ended May 31, 1996, the Fund paid or accrued to Keystone investment management and administrative services fees of $21,221, which represented 0.70% of the Fund's average daily net asset value on an annualized basis.

  For the fiscal period ended May 31, 1996, the Fund paid or accrued to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC") $17,953 for services rendered as the Fund's transfer agent and dividend disbursing agent. EKSC, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034 is a wholly-owned subsidiary of Keystone.

SECURITIES TRANSACTIONS
  Under policies established by the Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, Keystone may consider the number of shares of the Fund sold by the broker-dealer. In addition, broker-dealers executing portfolio transactions may, from time to time, be affiliated with the Fund, Keystone, the Principal Underwriter, or their affiliates. The Fund may pay higher commissions to broker-dealers that provide research services. Keystone may use these services in advising the Fund as well as in advising its other clients.

PORTFOLIO TURNOVER
  The Fund's portfolio turnover rate for the fiscal period ended May 31, 1996 was 13%. For further information about brokerage and distributions, see the statement of additional information.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
  The Principal Underwriter may, from time to time, provide promotional incentives to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of Fund shares. In addition, broker-dealers may, from time to time, receive additional cash payments. The Principal Underwriter may also provide written information to broker-dealers with whom it has dealer agreements that relates to sales incentive campaigns conducted by such broker-dealers for their representatives as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency such as the NASD.

  The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to broker-dealers including, from time to time, First Union Brokerage Services, Inc., an affiliate of Keystone, that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to 1.00% of the value of shares sold by such broker-dealer.

  State securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

EFFECTS OF BANKING LAWS
  The Glass-Steagall Act currently limits the ability of depository institutions (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass- Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  The Glass-Steagall Act and other banking laws and regulations also presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Fund. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone and its affiliates, since they are direct or indirect subsidiaries of FUNB, are subject to and in compliance with the aforementioned laws and regulations.

  Changes to applicable laws and regulations or future judicial or administrative decisions could prevent Keystone Investments or its affiliates from performing the services required under the Advisory Agreement or from acting as agent in connection with the purchase of shares of a fund by its customers. In such event, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

HOW TO BUY SHARES
  Class Y shares are offered at net asset value without a front-end or back-end sales load. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset of Purchase, New York, (2) certain institutional investors and (3) investment advisory clients of CMG, Evergreen Asset or their affiliates.

  You may purchase shares of the Fund from any broker-dealer that has a selling agreement with the Principal Underwriter. In addition, you may purchase shares of the Fund by mailing to the Fund, c/o Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer ("EFT").

  Orders for the purchase of Class Y shares of the Fund will be confirmed at the public offering price which is equal to the net asset value per share next determined after receipt of the order in proper form by the Principal Underwriter (generally as of the close of the Exchange on that day). Orders received by broker-dealers or other firms prior to the close of the Exchange and received by the Principal Underwriter prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Broker-dealers and other financial services firms are obligated to transmit orders promptly.

  Orders for Class Y shares received other than as stated above will receive the public offering price which is equal to the net asset value per share next determined (generally, the next business day's offering price).

  The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable.

  The initial purchase amount must be at least $1,000, which may be waived in certain circumstances. There is no minimum amount for subsequent purchases.

  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

  Shareholder inquiries should be directed to EKSC by calling toll free 1-800-343-2898 or writing to EKSC or to the firm from which you received this prospectus.

HOW TO REDEEM SHARES
  You may redeem Class Y shares of the Fund for cash at their net redemption value by writing to the Fund, c/o EKSC, and presenting a properly endorsed share certificate (if certificates have been issued) to the Fund. Your signature(s) on the written order and certificates must be guaranteed as described below. In order to redeem by telephone or to engage in telephone transactions generally, you must complete the authorization in your account application. Proceeds for shares redeemed on telephone order will be deposited by wire or EFT only to the bank account designated in your account application.

  You may also redeem your shares through your broker-dealer. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from broker-dealers and will calculate the net asset value on the same terms as those orders for the purchase of shares received from broker-dealers and described under "How to Buy Shares." If the Principal Underwriter has received proper documentation, it will pay the redemption proceeds to the broker-dealer placing the order within seven days thereafter. The Principal Underwriter charges no fee for this service. Your broker-dealer, however, may charge a service fee.

  The redemption value equals the net asset value per share adjusted for fractions of a cent and may be more or less than your cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption.

REDEMPTION OF SHARES IN GENERAL
  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case, the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take up to 15 days or more. Any delay may be avoided by purchasing shares either with a certified check, by Federal Reserve or bank wire of funds, by direct deposit or by EFT. Although the mailing of a redemption check or the wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  The Fund computes the amount due you at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption will be made within seven days thereafter except as discussed herein.

  For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND EKSC'S POLICIES. The Fund or EKSC may waive this requirement or may require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and EKSC reserve the right to withdraw this waiver at any time.

  If the Fund receives a redemption order, but you have not clearly indicated the amount of money or number of shares involved, the Fund cannot execute your order. In such cases, the Fund will request the missing information from you and process the order on the day such information is received.

TELEPHONE REDEMPTIONS
  Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. As mentioned above, to engage in telephone transactions generally, you must complete the appropriate sections of the Fund's application.

  In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

  If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein.

SMALL ACCOUNTS
  Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level.

GENERAL
  The Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

  Except as otherwise noted, neither the Fund, EKSC, nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Keystone Automated Response Line ("KARL"), or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, EKSC, nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that EKSC reasonably believes to be genuine.

  The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.

SHAREHOLDER SERVICES
  Details on all shareholder services may be obtained from EKSC by writing or by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE
  KARL offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access KARL by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES
  If you have obtained the appropriate prospectus you may exchange Class Y shares of the Fund for Class Y shares of certain other Keystone America Funds at net asset value by calling or writing to EKSC or by using KARL.

  Orders for exchanges received by the Fund prior to 4:00 p.m. eastern time on any day the funds are open for business will be executed at the respective net asset values of each fund's Class Y shares determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.

  An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.

AUTOMATIC INVESTMENT PLAN
  With a Keystone Automatic Investment Plan, you can automatically transfer as little as $25 per month or $75 per quarter from your bank account or Keystone Liquid Trust to the Keystone fund of your choice. Your bank account will be debited for each transfer. You will receive confirmation with your next account statement.

  To establish or terminate an Automatic Investment Plan or to change the amount or schedule of your automatic investments, you may write to or call EKSC. Please include your account numbers. Termination may take up to 30 days.

RETIREMENT PLANS
  The Fund has various retirement plans available to you, including Individual Retirement Accounts (IRAs); Rollover IRAs; Simplified Employee Pension Plans
(SEPs); Salary-Reduction Plans (SARSEPs); Tax Sheltered Annuity Plans (TSAs); 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to EKSC.

SYSTEMATIC INCOME PLAN
  Under a Systematic Income Plan, if your account has a value of at least $10,000, you may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Systematic Income Plan was opened. Excessive withdrawals may decrease or deplete the value of your account.

DOLLAR COST AVERAGING
  Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Keystone America Fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high, which may result in a lower average cost per share than a less systematic investment approach.

  Prior to participating in dollar cost averaging, you must establish an account in a Keystone America Fund or a money market fund managed or advised by Keystone. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

TWO DIMENSIONAL INVESTING
  You may elect to have income and capital gains distributions from any Class Y Keystone America Fund shares you may own automatically invested to purchase the same class of shares of certain other Keystone America Funds. You may select this service on your application and indicate the Keystone America Fund (s) into which distributions are to be invested.

OTHER SERVICES
  Under certain circumstances, you may, within 30 days after a redemption, reinstate your account in the same class of shares that you redeemed at current net asset value.

PERFORMANCE DATA
  From time to time the Fund may advertise "total return" and "current yield." ALL DATA IS BASED ON HISTORICAL RESULTS. PAST PERFORMANCE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF RESULTS FOR ANY FUTURE PERIOD OF TIME. Total return and current yield are computed separately for each class of shares of the Fund.

  Total return refers to average annual compounded rates of return over specified periods determined by comparing the initial amount invested in a particular class to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of the maximum sales charge or applicable contingent deferred sales charge and all recurring charges, if any, applicable to all shareholder accounts. The exchange fee is not included in the calculation.

  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.

                ----------------------------------------------
  The following information is provided with reference to the performance for one, three, five, and ten year periods ended September 30, 1996 of Keystone Small Company Growth Fund (S-4) (the "S-4 Fund"),(1) a registered investment company managed by Keystone that has an identical investment objective and substantially similar investment policies and strategies to those of the Fund;(2)

One-year return (without CDSC)(3) ....................................   1.89%
One-year return ......................................................  -0.80%
Three-year average annual return .....................................  11.67%
Five-year average annual return ......................................  17.92%
Ten-year average annual return .......................................  15.84%

----------
(1) Until March 1995, the S-4 Fund had an active and a passive component. Since March 1995, the S-4 Fund has been fully actively managed.
(2) Past performance of the S-4 Fund is no guarantee of the future performance of the Fund.
(3)The contingent deferred sales charge (CDSC) for the S-4 Fund declines from 4% to 1% over four calendar years, with no redemption charges after the fourth calendar year. (For the Fund, the contingent deferred sales charge declines from 5% to 1% over the six years from the month of purchase, with no redemption charges after the sixth calendar year.)
                 ----------------------------------------------

     The Fund may also include comparative performance data for each class of shares in advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Corporation, Ibbotson Associates or other industry publications.

FUND SHARES
  The Fund issues Class A, B, C, and Y shares, which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that (1) expenses related to the distribution of Class A, B and C shares, or other expenses that the Board of Trustees may designate as class expenses from time to time, are borne solely by the relevant class; (2) each class of shares having a Distribution Plan has exclusive voting rights with respect to its Distribution Plan; (3) each class has different exchange privileges; and (4) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund.

  Class A shares bear most of the costs of distribution of such shares through payment of a front-end sales load while Class B and Class C shares bear such expenses through a higher annual distribution fee. As a result, expenses attributable to Class B shares and Class C shares will generally be higher, and income distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

  Class Y shares are not subject to a front-end sales load or a CDSC and pay no distribution or shareholder servicing expenses. Therefore, income distributions paid by the Fund on Class Y shares will be greater than those paid with respect to Class A, B and C shares.

  Class Y shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shares are redeemable, transferable and freely assignable as collateral. The Fund is authorized to issue additional series or classes of shares.

  Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of the Fund vote together except when required by law to vote separately by class. The Fund does not have annual meetings. The Fund will have special meetings, from time to time, as required under its Declaration of Trust and under the 1940 Act. As provided in the Fund's Declaration of Trust, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when holders of 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. The Fund is prepared to assist shareholders in communications with one another for the purpose of convening such a meeting as prescribed by Section 16(c) of the 1940 Act.

  Under Massachusetts law, it is possible that a Fund shareholder may be held personally liable for the Fund's obligations. The Fund's Declaration of Trust provides, however, that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnification from Fund assets for any shareholder held personally liable for the Fund's obligations. Disclaimers of such liability are included in each Fund agreement.

ADDITIONAL INFORMATION
  When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon notice to those shareholders, the Fund intends, when an annual report or a semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.

  Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                        ADDITIONAL INVESTMENT INFORMATION

  The Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS
  The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S., and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS
  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

MASTER DEMAND NOTES
  Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes purchased by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days notice) and to resell the note at any time to a third party. Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund will invest in them only if, at the time of investment, the issuer meets the criteria established for commercial paper.

REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by Keystone to be creditworthy. Such persons must be registered as U.S. government securities dealers with an appropriate regulatory organization. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Under a repurchase agreement, the seller must maintain the value of the securities subject to the agreement at not less than the repurchase price, such value being determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, the Fund intends only to enter into repurchase agreements that provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve book entry system. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto;
(2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. The Board of Trustees has established procedures to evaluate the creditworthiness of each party with whom the Fund enters into repurchase agreements by setting guidelines and standards of review for Keystone and monitoring Keystone's actions with regard to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS
  Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets such as U.S. government securities or other high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price.

FOREIGN SECURITIES
  The Fund may invest up to 25% of its assets in securities issued by issuers located in certain foreign countries with developed markets as well as those with emerging markets and the formerly communist countries of Eastern Europe and the People's Republic of China. For this purpose, countries with emerging markets are generally those where the per capital income is in the low to middle ranges as determined by the International Bank for Reconstruction and Development. At this time, the Fund does not intend to invest more than 5% of its assets in foreign securities. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities.

  Investing in securities of foreign issuers generally involves more risk than investing in securities of domestic issuers for the following reasons: (1) there may be less public information available about foreign companies than is available about U.S. companies; (2) foreign companies are not generally subject to the uniform accounting, auditing and financial reporting standards and practices applicable to U.S. companies; (3) foreign stock markets have less volume than the U.S. market, and the securities of some foreign companies are much less liquid and much more volatile than the securities of comparable U.S. companies; (4) foreign securities transactions may involve higher brokerage commissions and generally higher custodian fees; (5) there may be less government regulation of stock markets, brokers, listed companies and banks in foreign countries than in the U.S.; (6) the Fund may incur fees on currency exchanges when it changes investments from one country to another; (7) the Fund's foreign investments could be affected by expropriation, confiscatory taxation, nationalization, establishment of currency exchange controls, political or social instability or diplomatic developments (which would prevent cash from being brought back to the United States); (8) fluctuations in foreign exchange rates will affect the value of the Fund's investments, the value of dividends and interest earned, gains and losses realized on the sale of securities, net investment income and unrealized appreciation or depreciation of investments; and (9) interest and dividends on foreign securities may be subject to withholding taxes in a foreign country that could result in a reduction of net investment income available for distribution.

  Investing in securities of issuers in emerging market countries involves exposure to economic systems that are generally less mature and political systems that are generally less stable than those of developed countries. In addition, investing in companies in emerging market countries may also involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. Furthermore, investing in securities of companies in the formerly communist countries of Eastern Europe and the People's Republic of China involves additional risks to those associated with investments in companies in non-formerly communist emerging markets countries. Specifically, those countries could convert back to a single economic system, and the claims of property owners prior to the expropriation by the communist regime could be settled in favor of the former property owners, in which case the Fund could lose its entire investment in those countries. These risks are carefully considered by Keystone prior to the purchase of these securities.

"WHEN ISSUED" SECURITIES
  The Fund may also purchase and sell securities and currencies on a when issued and delayed delivery basis. When issued or delayed delivery transactions arise when securities or currencies are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When the Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. No payment or delivery is made by the Fund however, until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage. The Fund currently does not intend to invest more than 5% of its assets in when issued or delayed delivery transactions.

LOANS OF SECURITIES TO BROKER-DEALERS
  The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash or securities of the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Fund if, as a result, the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans may only be made to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

DERIVATIVES
  The Fund may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

  Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Fund uses futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Keystone is not an aggressive user of derivatives with respect to the Fund. However, the Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objective and policies.

  Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

  There are four principal types of derivative instruments -- options, futures, forwards, and swaps -- from which virtually any type of derivative transaction can be created. Further information regarding options, futures, and forwards is provided later in this section and is provided in the Fund's statement of additional information. The Fund does not presently engage in the use of swaps.

  While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

* Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Fund's interest.

* Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

* Credit Risk -- This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

* Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

* Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

* Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

OPTIONS TRANSACTIONS
    WRITING COVERED OPTIONS. The Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Fund also may write straddles (combinations of covered puts and calls on the same underlying security).

  The Fund may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If the Fund has written options against all of its securities that are available for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. The Fund does not expect, however, that this will occur.

  The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

  The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and, by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

PURCHASING OPTIONS. The Fund may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series.

  If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

  An option position may be closed out only in a secondary market for an option of the same series. Although the Fund generally will write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and, for some options, no secondary market may exist. In such event, it might not be possible to effect a closing transaction in a particular option.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Fund's ability to use such options to achieve its investment objective.

OPTIONS TRADING MARKETS. Options in which the Fund will trade are generally listed on national securities exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in this prospectus and in the statement of additional information.

  The staff of the Securities and Exchange Commission is of the view that the premiums that the Fund pays for the purchase of unlisted options and the value of securities used to cover unlisted options written by the Fund are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its policies on illiquid securities.

FUTURES TRANSACTIONS
  The Fund may enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into securities, currency or index based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

  The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the Fund's contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines. The Fund intends to purchase futures contracts in order to establish what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Fund intends to purchase.

  The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

  The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case, it would continue to bear market risk on the transaction.

  Although futures and related options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying the Fund's futures position and the securities or currencies held by or to be purchased for the Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

  The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in its prospectus and statement of additional information.

FOREIGN CURRENCY TRANSACTIONS
  As discussed above, the Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities, they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

  As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to accurately predict the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Although the Fund does not currently intend to do so, the Fund may also purchase and sell options related to foreign currencies. The Fund does not intend to enter into foreign currency transactions for speculation or leverage.

                    ---------------------------------------
                                KEYSTONE AMERICA
                                   FUND FAMILY

                                       ()

                                Balanced Fund II
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                            California Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                            Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                     Global Resources and Development Fund
                          Small Company Growth Fund II
                    ---------------------------------------

---------------------------------
       Evergreen Keystone
[logo]       FUNDS        [logo]
---------------------------------

Evergreen Keystone Distributor, Inc.
230 Park Avenue
New York, New York 10169

10M                                                               [recycle logo]
540239



                     ---------------------------------------
                                    KEYSTONE

                                [graphic omitted]

                                  SMALL COMPANY
                                 GROWTH FUND II

                     ---------------------------------------




                       ---------------------------------
                               Evergreen Keystone
                       [logo]        FUNDS        [logo]
                       ---------------------------------

                                 PROSPECTUS AND
                                   APPLICATION
                                 Class Y Shares